Exhibit 4.1

BRSE

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

BrightSource

BRIGHTSOURCE ENERGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 109477 10 9

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.0001 PAR VALUE, OF

BrightSource Energy, Inc.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT & CHIEF EXECUTIVE OFFICER

BrightSource Energy, Inc.

CORPORATE

SEAL 2006

DELAWARE

SECRETARY

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.

BY

TRANSFER AGENT

AND REGISTRAR

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series or shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of designation, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by entireties

JT TEN– as joint tenants with right of survivorship and not as tenants in common

UTMA – Custodian

(Cust) (Minor)

under Uniform Transfers to Minors

Act

(State)

Additional abbreviations may also be used though not in above list.

For value received hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.